Prepayment and Other Current Assets	6 Months Ended
Jun. 30, 2026
Prepayment and Other Current Assets [Abstract]
PREPAYMENT AND OTHER CURRENT ASSETS
2.	PREPAYMENT AND OTHER CURRENT ASSETS

As of June 30, 2026, prepayment and other current assets, net includes a $2,459,200 advance payment to a Hong-Kong-based third party jade-supplier; shipment was delayed by Myanmar regional unrest, conditions have stabilized, the supplier provided a revised delivery schedule, and management concluded no impairment allowance was required. As of December 31, 2025, the prepayment and other current assets with the amount of $98,664,545 was the prepayment for platform software development. None of the suppliers of platform software development is related party of the Company and all the prepayment was refunded to the Company in April 2026 due to the failure of the platform software development.